UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2023

US Foods Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37786	26-0347906
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9399 W. Higgins Road, Suite 100, Rosemont, IL 60018

(Address of principal executive offices) (Zip Code)

(847) 720-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	USFD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2023, the Compensation and Human Capital Committee (the “CHCC”) of the Board of Directors of US Foods Holding Corp., a Delaware corporation (the “Company”), approved the 2023 annual compensation for Andrew E. Iacobucci, currently serving as the Company’s Executive Vice President and Chief Transition Officer, and Dirk J. Locascio, the Company’s Executive Vice President and Chief Financial Officer, as follows:

•	Mr. Iacobucci’s 2023 base salary of $900,000 and annual incentive target amount of 150% of his base salary have not changed since his appointment as interim Chief Executive Officer in 2022, however his 2023 annual long term incentive equity grant will be increased from $1,500,000 to $2,250,000, which shall consist of 50% time-based restricted stock units (“RSUs”) and 50% performance-based RSUs and will be granted on March 27, 2023. Mr. Iacobucci’s duties related to the on-boarding of the Company’s new Chief Executive Officer, David E. Flitman, will soon conclude and he will transition to a permanent role as part of Mr. Flitman’s leadership team, but his new title has not yet been determined.

•	Mr. Locascio’s 2023 base salary will be increased from $700,000 to $725,000, his annual incentive target amount remains consistent with 2022 at 100% of his base salary, and his 2023 annual long term incentive equity grant will be increased from $1,000,000 to $2,000,000, which shall consist of 50% time-based RSUs and 50% performance-based RSUs and will be granted on March 27, 2023.

•	In addition, each of Mr. Iacobucci and Mr. Locascio will be awarded a special retention equity grant on March 27, 2023 consisting of time-based RSUs with a grant date value of $2,000,000 that will vest ratably on an annual basis over a three-year period commencing with the first anniversary of the grant date, and shall fully vest upon termination in the event that either recipient is terminated without cause (as such term defined in each such recipient’s Executive Severance Agreement) prior to the final vesting date of the three-year period.

These compensation decisions by the CHCC were implemented to align to market practices and for retention purposes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US FOODS HOLDING CORP.

Date: March 21, 2023	By:	/s/ Stephanie D. Miller
Name: Stephanie D. Miller
Title:Corporate Secretary